UNITED STATES SECURITY AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or (of) 15 (d) of the Securities Exchange Act of 1934

                          Date of Report: July 19, 2005
                        (Date of earliest event reported)

                                 NOVA OIL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                              000-32531 84-0811034
          (Commission File Number) (IRS Employer Identification Number)

                               17922 N. Hatch Road
                               Colbert, Washington
                    (Address of Principal Executive Offices)

                                   99005-9377
                                   (Zip Code)

                                 (509) 466-0576
              (Registrant's Telephone Number, Including Area Code)


ITEM 2.01 COMPLETION OF AC QUISITION OR DISPOSITION OF ASSETS.

On June 30, 2005, and pursuant to a Resolution dated June 27, 2005, the Company entered into Assignments of Working Interests, with the operator of the Company's two oil wells, D-Mil Production, Inc., of Argyle, Texas. The Assignments provide for the sale of the Company's working interests in its two oil wells, Smith-Boswell #1 and Steinbach Unit #1. Under the terms of the Assignments, the Company will receive $23,477 upon execution of the documents in July 2005. The sale closed on July 19, 2005. The sale is subject to ratification by shareholders.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.                 DESCRIPTION
         ----------                  -----------

         EXHIBIT 99.1      Assignment of Working Interest

         EXHIBIT 99.2      Assignment of Working Interest


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Nova Oil, Inc.
                                                (Registrant)

                                       By: /s/ ARTHUR P. DAMMARELL, JR.
                              -------------------------------------------------
                              Arthur P. Dammarell, Jr., Treasurer and Director

Dated:  July 29, 2005